Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
Rule 2.10 Announcement and Buyback of Own Shares
05 November 2015
In accordance with Rule 2.10 of the City Code on Takeovers and Mergers (the "Code"), Liberty Global (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) confirms that it has the following relevant securities held and in issue outside treasury as of the close of business on 04 November 2015:
•252,734,564 Liberty Global Class A ordinary shares of $0.01 each with ISIN reference GB00B8W67662;

•10,472,517 Liberty Global Class B ordinary shares of $0.01 each with ISIN reference GB00B8W67779;

•598,274,468 Liberty Global Class C ordinary shares of $0.01 each with ISIN reference GB00B8W67B19;

•12,630,560 LiLAC Class A ordinary shares of $0.01 each with ISIN reference GB00BTC0M714;

•523,423 LiLAC Class B ordinary shares of $0.01 each with ISIN reference GB00BTC0M938; and

•30,772,819 LiLAC Class C ordinary shares of $0.01 each with ISIN reference GB00BTC0MD78.

Liberty Global announces that it has repurchased the following number of Liberty Global Class C Ordinary Shares of $0.01 each pursuant to its share purchase plan, which operates on a daily basis in compliance with Rule 10b5-1 of the Securities Exchange Act 1934 (the "Buyback Plan"):

Date of purchase	04 November 2015
Number of shares purchased	339,000
Highest price per share (US$)	44.63
Lowest price per share (US$)	43.93

A breakdown of the prices at which these shares were purchased is set out as follows. These shares will be held in treasury until being cancelled in due course.

Price per share (US$)	Number of Liberty Global Class C Ordinary Shares of $0.01
43.9300	600
43.9400	200
43.9600	300
43.9700	4,600
43.9800	2,500
43.9900	4,201
43.9950	400

44.0000	10,683
44.0100	14,683
44.0200	18,800
44.0250	1,300
44.0300	25,765
44.0350	500
44.0400	10,300
44.0450	300
44.0500	20,792
44.0550	100
44.0600	29,541
44.0700	2,800
44.0800	5,800
44.0850	100
44.0900	2,800
44.1100	3,400
44.1300	400
44.1400	600
44.1500	2,500
44.1600	1,400
44.1800	726
44.1900	1,600
44.2000	600
44.2100	3,200
44.2200	1,800
44.2300	3,800
44.2400	200
44.2500	3,800
44.2600	200
44.2800	700
44.2850	100
44.2900	2,800
44.3000	7,800
44.3100	5,100
44.3200	2,300
44.3300	400
44.3500	3,500
44.3600	2,300
44.3650	300
44.3700	5,900
44.3800	7,000
44.3900	4,900
44.4000	6,693
44.4075	300
44.4100	12,300
44.4200	10,500
44.4250	100
44.4300	8,701
44.4400	100
44.4450	100

44.4500	3,900
44.4600	9,200
44.4650	100
44.4700	4,300
44.4750	100
44.4800	8,600
44.4900	1,900
44.5000	9,900
44.5100	5,300
44.5200	3,600
44.5250	300
44.5300	3,700
44.5400	1,600
44.5500	2,060
44.5700	400
44.5800	5,100
44.5900	800
44.6000	1,800
44.6100	5,900
44.6200	6,200
44.6300	1,055

Liberty Global further announces that, pursuant to entering into a call spread transaction on 04 November 2015, it has acquired interests in 345,509 Liberty Global Class C ordinary shares of $0.01 each at a net premium per share of $43.41. Accordingly, Liberty Global confirms that it has entered into the following call spread transactions pursuant to the Buyback Plan:

Date of entry into transaction	Class of relevant security	Product description	Written or purchased	Number of securities to which option or derivative relates	Exercise price per unit (US$)	Type e.g. American, European etc.	Expiry date
04 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	345,509	Zero	European	08 December 2015
		Call option	Written	345,509	44.21	European
03 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	345,431	Zero	European	07 December 2015
		Call option	Written	345,431	44.22	European
02 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	350,906	Zero	European	04 December 2015
		Call option	Written	350,906	43.53	European
30 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	359,495	Zero	European	03 December 2015
		Call option	Written	359,495	42.49	European
29 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	358,147	Zero	European	02 December 2015
		Call option	Written	358,147	42.65	European

28 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,392	Zero	European	01 December 2015
		Call option	Written	357,392	42.74	European
27 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,560	Zero	European	30 November 2015
		Call option	Written	357,560	42.72	European
26 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,727	Zero	European	27 November 2015
		Call option	Written	357,727	42.70	European
23 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	360,854	Zero	European	25 November 2015
		Call option	Written	360,854	42.33	European
22 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	361,537	Zero	European	24 November 2015
		Call option	Written	361,537	42.25	European
21 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	356,641	Zero	European	23 November 2015
		Call option	Written	356,641	42.83	European
20 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	350,423	Zero	European	20 November 2015
		Call option	Written	350,423	43.59	European
19 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	348,345	Zero	European	19 November 2015
		Call option	Written	348,345	43.85	European
16 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	348,425	Zero	European	18 November 2015
		Call option	Written	348,425	43.84	European
15 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	352,363	Zero	European	17 November 2015
		Call option	Written	352,363	43.35	European
14 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	359,242	Zero	European	16 November 2015
		Call option	Written	359,242	42.52	European
13 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,142	Zero	European	13 November 2015
		Call option	Written	357,142	42.77	European
12 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	356,558	Zero	European	12 November 2015
		Call option	Written	356,558	42.84	European
09 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	352,038	Zero	European	11 November 2015
		Call option	Written	352,038	43.39	European
08 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	352,933	Zero	European	10 November 2015
		Call option	Written	352,933	43.28	European

07 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	353,096	Zero	European	09 November 2015
		Call option	Written	353,096	43.26	European
06 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	353,260	Zero	European	06 November 2015
		Call option	Written	353,260	43.24	European
05 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	355,231	Zero	European	05 November 2015
		Call option	Written	355,231	43.00	European

Further Information
A copy of this announcement will be made available on Liberty Global's website, www.libertyglobal.com.
Investors should note that in connection with the possible offer for Cable & Wireless Communications Plc, Liberty Global will be required to disclose, which may be on a daily basis, certain further information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the possible offer. This information may be material to investors in connection with the possible offer. This information will be posted on our website and will be released through the Regulatory News Service in the U.K., as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:
http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
For more information about Liberty Global, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Marcus Smith	+44 20 7190 6374
Christian Fangmann	+49 221 8462 5151	Bert Holtkamp	+31 20 778 9800
John Rea	+1 303 220 4238	Matt Beake	+44 20 8483 6428

Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.